SUPPLEMENT TO THE

FIDELITY® CONVERTIBLE SECURITIES FUND

A Fund of Fidelity Financial Trust

STATEMENT OF ADDITIONAL INFORMATION

January 27, 2001

The following information supplements similar information found in the "Trustees and Officers" section beginning on page 18.

PAUL F. MALONEY (51) is Assistant Treasurer of Convertible Securities. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

The following information replaces the similar information found in the "Description of the Trust" section beginning on page 26.

Custodians. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

CVSB-01-02 June 11, 2001
1.480096.107